Goodwill	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Goodwill [Abstract]
Goodwill

Note 8 - Goodwill

The Company has recorded goodwill and other indefinite-lived assets in connection with its acquisitions of Lilien, Shoom, AirPatrol, LightMiner and Integrio. Goodwill, which represents the excess of acquisition cost over the fair value of the net tangible and intangible assets of the acquired company, is not amortized. Indefinite-lived intangible assets are stated at fair value as of the date acquired in a business combination. The Company’s goodwill balance and other assets with indefinite lives were evaluated for potential impairment during the third quarter of September 30 2017, as certain indications on a qualitative and quantitative basis were identified, that an impairment exists as of the reporting date.

During the three months ended September 30, 2017, the Company recognized an $8.4 million impairment charge for our Storage and Computing and SasS Revenues division. The impairment charge was primarily precipitated by the continued decline in Company’s stock price during the nine months ended September 30, 2017, accumulated losses and the lack of required working capital to fund our continuing operations.

The following table summarizes the changes in the carrying amount of Goodwill, by segment and in total for nine months ended September 30, 2017 (in thousands):

	Storage and Computing	SaaS Revenues	Consolidated

Balance as of December 31, 2016	$7,805	$1,223	$9,028

Goodwill impairment (level 3 fair value adjustment)	(7,805)	(587)	(8,392)
Balance at September 30, 2017	$--	$636	$636

Note 12 — Goodwill

The following table summarizes the changes in the carrying amount of Goodwill, by segment and in total for the years ended December 31, 2016 and 2015 (in thousands):

	Mobile, IoT & Big Data Products	Storage and Computing	SaaS Revenues	Consolidated
Balance as of December 31, 2015	$7,400	$4,543	$1,223	$13,166
Goodwill acquired, net of purchase price adjustment	—	3,262	—	3,262
Goodwill impairment (level 3 fair value adjustment)	(7,400)	—	—	(7,400)
Balance at December 31, 2016	$—	$7,805	$1,223	$9,028

The increase in the Storage and Computing segment goodwill during the year ended December 31, 2016 was in connection with the Integrio acquisition. Goodwill in connection with this acquisition primarily represents the expected benefits from synergies of integrating this business, the existing workforce of the acquired entity, and expected growth from new customers and new products. See Note 4 for further discussion on this acquisition. During the fourth quarter of 2016, we recognized a $7.4 million impairment charge for our Mobile, IoT & Big Data products division.